SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20546

                                  FORM 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   December 10, 1996


                           LIBERTY PROPERTY TRUST
                    LIBERTY PROPERTY LIMITED PARTNERSHIP
                    ------------------------------------
           (Exact name of registrant as specified in its charter)


       MARYLAND                     1-13130             23-7768996
     PENNSYLVANIA                   1-13132             23-2766549
---------------------------      -------------     -------------------
State or other jurisdiction      (Commission       (I.R.S. Employer
 of incorporation)                File Number)     Identification No.)


65 VALLEY STREAM PARKWAY, SUITE 100
MALVERN, PENNSYLVANIA                                         19355
---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:	  (610) 648-1700

ITEM 5:    OTHER EVENTS
-----------------------

Liberty Property Limited Partnership, a Pennsylvania limited partnership (the "Operating Partnership"), acquired eighteen properties from unrelated parties during the period from January 1, 1996 to December 10, 1996. In addition, the Operating Partnership is contractually obligated to close on, has completed the due diligence on, and anticipates closing on one additional property prior to December 31, 1996. Collectively, the properties acquired and the property which is anticipated to be acquired prior to December 31, 1996 are referred to as the "Acquired Properties." Liberty Property Trust, a Maryland real estate investment trust (the "Trust") owns an approximate 89.87% interest in the Operating Partnership (as of September 30,
1996) (the Trust and the Operating Partnership are collectively referred to as the "Company"):

Although the acquisitions do not involve a significant amount of assets or involve the acquisition of a business as such terms are used in Form 8-K, pursuant to Rule 3-14 of Regulation S-X, audited and unaudited historical financial information concerning certain of the Acquired Properties is provided in Item 7 of this Current Report on Form 8-K. Additionally, certain pro forma financial information is provided in
Item 7.

The combined financial statements of the ten properties, listed in paragraph A below for the year ended December 31, 1995 and representing a majority of all properties acquired through December 10, 1996 have been audited (the "Section A Properties"). The combined financial statements of the Section A Properties for the period from January 1, 1996 to September 30, 1996 have not been audited. Paragraph B below lists the Section B Properties (the "Section B Properties") which are the remaining properties acquired by the Company during 1996.

The pro forma financial information reflects certain of the incremental effects of the Acquired Properties on the financial statements of the Trust and the Operating Partnership.

A.  THE SECTION A PROPERTIES
----------------------------

The Section A Properties consist of nine acquired properties and one acquisition which the Operating Partnership is obligated to close on, has completed the due diligence relating to and anticipates closing on prior to December 31, 1996:

Completed Acquisitions:

        901 Route 73, a 39,434 square foot office building in Marlton, New Jersey, on March 12, 1996 for $3.0 million.

        1500 Route 73 North, a 62,069 square foot office building in Marlton, New Jersey, on May 8, 1996 for $3.4 million.

        111-195 Witmer Road, a 55,354 square foot five-building office project in Horsham, Pennsylvania, on May 17, 1996 for $3.4 million.

        440 and 460 East Swedesford Road, a 141,573 square foot two-building office project in King of Prussia, Pennsylvania, on June 20, 1996 for $10.7 million.

        2460 and 2490 General Armistead Avenue, a 57,642 square foot two-building industrial-flex project in King of Prussia, Pennsylvania, on June 28, 1996 for $1.8 million.

        300 and 400 Welsh Road, a 60,184 square foot two-building office project in Horsham, Pennsylvania on June 28, 1996 for $4.1 million.

        83, 85 and 87 South Commerce Way, a 62,755 square foot three-building office project in Bethlehem, Pennsylvania on June 28, 1996 for $3.9 million.

        3501 Riga Boulevard, a 57,220 square foot industrial-flex building in Tampa, Florida on August 1, 1996 for $3.8 million.

        Two Walnut Grove Drive, an 81,846 square foot office building along with 19.4 acres of land in Horsham, Pennsylvania on December 10, 1996 for $12.5 million.

Additional Property:

        200, 220 and 240 Gibraltar Road, a 192,000 square foot three-building office project in Horsham, Pennsylvania for $18.8 million.

B.  THE SECTION B PROPERTIES
----------------------------

The Section B Properties consist of nine acquired properties, (the "Section B Properties"):

        510-512 Sharptown Road, a 98,156 square foot two-building industrial-distribution project in Bridgeport, New Jersey on March 12, 1996 for $2.9 million.

        263 Quigley Boulevard and 34 Blevins Drive, a 93,522 square foot two-building industrial-distribution and industrial-flex project in New Castle, Delaware on September 16, 1996 for $3.1 million.

        4200 Oakleys Court, an 80,000 square foot industrial-distribution project in Richmond, Virginia on September 30, 1996 for $3.1 million. The project also includes 23.3 acres of adjacent vacant land.

        1821 Battery Dantzler Road, a 129,600 square foot industrial-distribution project in Chester, Virginia on September 30, 1996 for $3.4 million. The project also includes .1 acre of adjacent vacant land.

        5000 Cox Road, a 58,367 square foot industrial-flex building in Glen Allen, Virginia on September 30, 1996 for $4.8 million. The project also includes 4.4 acres of adjacent vacant land.

        510 and 520 Eastpark Court, a 196,102 square foot two-building industrial-flex and industrial-distribution project in Sandston, Virginia on September 30, 1996 for $8.2 million. The project includes 22.4 acres of adjacent vacant land.

        7248 Industrial Boulevard, a 495,000 square foot industrial-distribution project in Allentown, Pennsylvania on November 13, 1996 for $15.8 million.

        111 Kelsey Lane, a 60,200 square foot industrial-flex project in Tampa, Florida on November 14, 1996 for $1.8 million.

        104 Gaither Drive, a 45,390 square foot industrial-distribution project in Mount Laurel, New Jersey on November 20, 1996 for $1.3 million.

The properties were acquired for cash using funds provided by the Company's revolving line of credit.

The costs shown above for each acquisition represent the initial cost at the time of acquisition.

The Company believes these acquisitions are consistent with the Company's objective of becoming the preeminent real estate operating company focusing on suburban industrial and office properties in the Southeastern and Mid-Atlantic States.

Factors considered by the Company in determining the price to be paid for the properties included their historical and expected cash flow, the nature of tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and real estate taxes on the properties and anticipated changes therein under Company ownership, physical condition and locations of the properties, the anticipated effect to the Company's financial results (particularly funds from operations), the ability to sustain and potentially increase its distributions to Company shareholders, and other factors. The Company took into consideration the capitalization rates at which it believed other comparable buildings were recently sold, but determined the price it was willing to pay primarily on factors discussed above relating to the properties themselves and their fit into the Company's operations. The Company, after investigation of the properties, is not aware of any material fact other than those enumerated above, that would cause the financial information reported not to be necessarily indicative of future operating results.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------
                                                                   PAGE
                                                                   -----

 (a)  Combined Statement of Operating Revenues and Certain
      Operating Expenses of the Section A Properties

             Report of Independent Auditors........................    6

             Combined Statement of Operating Revenues and Certain
                Operating Expenses for the Section A Properties
                for the nine months ended September 30, 1996
                (unaudited) and for the year ended December 31,
                1995..............................................     7
             Notes to Combined Statement of Operating Revenues and
		    Certain Operating Expenses for the Section A
                Properties for the nine months ended September 30,
                1996 (unaudited) and for the year ended
                December 31, 1995.................................  8-10

(b)   Pro Forma Financial Information (unaudited)

      Liberty Property Trust......................................    11

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1996................................    12
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1996..........    13
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1996................................ 14-15
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1995..................    16
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995...    17

      Liberty Property Limited Partnership........................    18

             Pro Forma Condensed Consolidated Balance Sheet as of
                September 30, 1996................................    19
             Pro Forma Consolidated Statement of Operations for
                the nine months ended September 30, 1996..........    20
             Notes to Pro Forma Condensed Consolidated Financial
                Statements as of and for the nine months ended
                September 30, 1996................................ 21-22
             Pro Forma Consolidated Statement of Operations for
                the year ended December 31, 1995..................    23
             Notes to Pro Forma Consolidated Statement of
                Operations for the year ended December 31, 1995...    24

(c)   Exhibits

             23.0  Consent of Independent Auditors................    26

REPORT OF INDEPENDENT AUDITORS


To The Board of Trustees and Shareholders
Liberty Property Trust


We have audited the accompanying Combined Statement of Operating
Revenues and Certain Operating Expenses of the Section A Properties, as defined in Note 1 for the year ended December 31, 1995. This financial statement is the responsibility of the management of the Section A Properties. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management; as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Operating Revenues and Certain Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Current Report on Form 8-K of Liberty Property Trust and Liberty Property Limited Partnership) and, as described in Note 1, is not intended to be a complete presentation of the Section A Properties' revenues and expenses.

In our opinion, the Combined Statement of Operating Revenues and Certain Operating Expenses referred to above presents fairly, in all material respects, the Combined Operating Revenues and Certain Operating Expenses described in Note 1 of the Section A Properties, for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                              /s/ FEGLEY & ASSOCIATES
Plymouth Meeting, Pennsylvania                    FEGLEY & ASSOCIATES
December 2, 1996
                                -6-

 COMBINED STATEMENT OF OPERATING REVENUES AND CERTAIN OPERATING EXPENSES
   FOR THE SECTION A PROPERTIES FOR THE NINE MONTHS ENDED SEPTEMBER 30,
           1996 (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1995
                               (IN THOUSANDS)

                                            NINE
                                        MONTHS ENDED       YEAR ENDED
                                        SEPTEMBER 30,      DECEMBER 31,
                                            1996               1995
                                        -------------      ------------

Operating revenues:

   Rental                                $      5,458      $      6,947

   Operating expense reimbursement              3,066             3,818
                                         ------------      ------------

     Total operating revenues                   8,524            10,765
                                         ------------      ------------

Certain operating expenses:

   Rental property expenses                     2,162             2,769

   Real estate taxes                              953             1,121
                                         ------------      ------------

     Total certain operating expenses           3,115             3,890
                                         ------------      ------------

Operating revenues in excess of
   certain operating expenses            $      5,409      $      6,875
                                         ============      ============


The accompanying notes are an integral part of this combined statement.

          NOTES TO THE COMBINED STATEMENT OF OPERATING REVENUES AND
           CERTAIN OPERATING EXPENSES FOR THE SECTION A PROPERTIES
                FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
              (UNAUDITED) AND THE YEAR ENDED DECEMBER 31, 1995
                               (IN THOUSANDS)


1.  Summary of Significant Accounting Policies
----------------------------------------------

   The Combined Statement of Operating Revenues and Certain Operating Expenses (see "Basis of Presentation" below) includes the combined operations of nine of the properties acquired by Liberty Property
Limited Partnership (the "Operating Partnership") during the period from January 1, 1996 through December 10, 1996 and one additional property which the Operating Partnership is contractually obligated to close on, has completed the due diligence on, and anticipates closing prior to December 31, 1996 (the "Section A Properties"), as described below. Liberty Property Trust (the "Company") owns an approximate 89.87% partners' interest in the Operating Partnership (as of September 30, 1996) (the Trust and the Operating Partnership are collectively referred to as the "Company").

THE SECTION A PROPERTIES
------------------------

PROPERTY NAME            LOCATION                   DESCRIPTION
----------------------   -----------------------    --------------------
Completed Acquisitions:

901 Route 73             Marlton, New Jersey        One multi-story
                                                     office building
                                                     39,434 square feet

1500 Route 73 North      Marlton, New Jersey        One multi-story
                                                     office building
                                                     62,069 square feet

111-195 Witmer Road      Horsham, Pennsylvania      Five, one-story
                                                     office buildings
                                                     55,354 square feet

440 and 460 East         King of Prussia,           Two multi-story
 Swedesford Road         Pennsylvania                office buildings
                                                     141,573 square feet

2460 and 2490 General    King of Prussia,           Two one-story
 Armistead Avenue        Pennsylvania                industrial-flex
                                                     buildings
                                                     57,642 square feet

300 and 400 Welsh Road   Horsham, Pennsylvania      Two multi-story
                                                     office buildings
                                                     60,184 square feet

83, 85 and 87 South
 Commerce Way            Bethlehem, Pennsylvania    Three, one-story
                                                     office buildings
                                                     62,755 square feet

3501 Riga Boulevard      Tampa, Florida             One, one-story
                                                     industrial-flex
                                                     building
                                                     57,220 square feet

Two Walnut Grove Drive   Horsham, Pennsylvania      One multi-story
                                                     office building
                                                     81,846 square feet

Additional Property:
--------------------

200, 220 and 240
 Gibraltar Road          Horsham, Pennsylvania      Three multi-story
                                                     office buildings
                                                     192,000 square feet

USE OF ESTIMATES
----------------

Generally accepted accounting principles required management to make estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported revenues and expenses.

BASIS OF PRESENTATION
---------------------

The Combined Statement of Operating Revenues and Certain Operating Expenses is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, depreciation, interest and income taxes are not presented. The Company is not aware of any factors relating to the Section A Properties that would cause the reported financial information not to be indicative of future operating results. General company overhead has not been allocated to the Section A Properties.

The financial information presented for the nine months ended September 30, 1996 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statements of Revenues and Certain Operating Expenses for the Section A Properties.

All of the properties, with the exception of 3501 Riga Boulevard, and 2460 and 2490 General Armistead Avenue, which are industrial-flex space, consist of multi-tenant commercial office space leased to tenants under leases with varying terms. Tenant renewal options are available. Two Walnut Grove Drive includes two additional parcels of land approximating
19.4 acres.

REVENUE RECOGNITION
-------------------

Base rental income attributable to leases is recorded when due from tenants. The leases also typically provide for tenant reimbursement of common area maintenance and other operating expenses which are included in the accompanying Combined Statement of Operating Revenue and Certain Operating Expenses as operating expense reimbursements.

2.   MINIMUM FUTURE RENTALS
---------------------------

Future minimum rental payments due from tenants of the Section A
Properties under non-cancellable operating leases as of December 31, 1995 are as follows (in thousands):

                1996                         $ 6,873
                1997                           5,835
                1998                           5,043
                1999                           3,910
                2000                           3,324
                Thereafter                     1,355
                                             -------

                Total                        $26,340
                                             =======

                         LIBERTY PROPERTY TRUST

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1996 reflects the incremental effect of the Acquired Properties described in Item 5 as if the acquisitions occurring after September 30, 1996 had occurred on September 30, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 reflect the incremental effect of the Acquired Properties, as if such acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                          LIBERTY PROPERTY TRUST

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                           ACQUIRED           PROPERTY
                             HISTORICAL   PROPERTIES           TRUST
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------

ASSETS:
Investment in real estate,
 net                         $  946,789   $    50,069       $   996,858
Cash and cash equivalents         7,973             -             7,973
Deferred financing and
 leasing costs, net              23,745             -            23,745
Other assets                     44,632             -            44,632
                             ----------   -----------       -----------

   Total assets              $1,023,139   $    50,069       $ 1,073,208
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  203,221   $         -       $   203,221
Subordinated debentures         183,625             -           183,625
Line of credit                  176,618        50,069 <F3>      226,687
Other liabilities                51,001             -            51,001
                             ----------   -----------       -----------

    Total liabilities           614,465        50,069           664,534
                             ----------   -----------       -----------

MINORITY INTEREST                41,399             -            41,399
                             ----------   -----------       -----------

SHAREHOLDERS' EQUITY:
Common shares                        31             -                31
Additional paid-in capital      359,472             -           359,472
Unearned compensation            (1,636)            -            (1,636)
Retained earnings                 9,408             -             9,408
                             ----------   -----------       -----------

     Total shareholders'
      equity                    367,275             -           367,275
                             ----------   -----------       -----------

     Total liabilities and
      shareholders' equity   $1,023,139   $    50,069       $ 1,073,208
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.


                               LIBERTY PROPERTY TRUST

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                           LIBERTY
                                         ACQUIRED         PRO              PROPERTY
                           HISTORICAL   PROPERTIES       FORMA              TRUST
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   82,019   $     8,174   $          -       $     90,193
Operation expense reim-
 bursement                     26,463         3,552              -             30,015
Management fees                 1,190             -              -              1,190
Interest and other              3,080             -              -              3,080
                           ----------   -----------   ------------       ------------
Total revenue                 112,752        11,726              -            124,478
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       22,158         2,449              -             24,607
Real estate taxes               8,176         1,325              -              9,501
General and administrative      5,681             -              -              5,681
Depreciation and amorti-
 zation                        20,435             -          1,736 <F5>        22,171
                           ----------   -----------   ------------       ------------

Total operating expenses       56,450         3,774          1,736             61,960
                           ----------   -----------   ------------       ------------

Operating income               56,302         7,952         (1,736)            62,518

Premium on debenture con-
 version                        1,027             -              -              1,027
Interest expense               28,274             -          4,750 <F6>        33,024
                           ----------   -----------   ------------       ------------

Income (loss) before
 minority interest             27,001         7,952         (6,486)            28,467

Minority interest               2,833           806           (657) <F7>        2,982
                           ----------   -----------   ------------       ------------

Net income (loss)          $   24,168   $     7,146   $     (5,829)      $     25,485 <F8>
                           ==========   ===========   ============       ============

Net income per common
 share - primary                                                         $        .87
                                                                         ============

Weighted average number
 of common shares out-
 standing                                                                     29,176
                                                                        ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                                    -13-

                         LIBERTY PROPERTY TRUST

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (Unaudited, dollars in thousands)

<F1>  Reflects historical financial information of the Company as of
September 30, 1996 and for the nine months ended September 30, 1996.

<F2>  Reflects the cost basis of the properties acquired subsequent to
September 30, 1996.

           PROPERTY                  ACQUISITION DATE          COST
----------------------------------   ----------------       ----------

7248 Industrial Boulevard            November 13, 1996      $   15,759
111 Kelsey Lane                      November 14, 1996           1,780
104 Gaither Drive                    November 20, 1996           1,280
Two Walnut Grove Drive               December 10, 1996          12,500
200, 220 and 240 Gibraltar           N/A                        18,750
                                                            ----------

                                     Total                  $   50,069
                                                            ==========

<F3>  Represents draws on the Company's line of credit to fund the acquisitions subsequent to September 30, 1996.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquired Properties in order to reflect a full nine months of operations for these acquisitions.

                                     NINE MONTHS ENDED
                                     SEPTEMBER 30, 1996
                                 -------------------------
                                                               TOTAL
                                  SECTION A      SECTION B    ACQUIRED
                                 PROPERTIES     PROPERTIES   PROPERTIES
                                 ----------     ----------   ----------
Revenues:

  Rental                         $    5,458     $    2,716   $    8,174

  Operating expense
    reimbursement                     3,066            486        3,552

Certain operating
  expenses:

  Rental property expenses            2,162            287        2,449
  Real estate taxes                     953            372        1,325

                                    -14-

<F5>  Reflects incremental depreciation of the Acquired Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $106.3 million on the line of credit to fund the purchase of the Acquired Properties.

<F7>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.13%.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1996 is approximately $21,004 which has been calculated as pro forma income from operations of approximately $25,485 plus GAAP depreciation and amortization of $22,171 less tax basis depreciation and amortization and other tax differences of approximately $26,652.

                                 -15-
<PAGGE>


                              LIBERTY PROPERTY TRUST

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1995
                (UNAUDITED AND IN THOUSANDS, EXCEPT PER SHARE AMOUNT)

                                                                           LIBERTY
                                         ACQUIRED                         PROPERTY
                           HISTORICAL   PROPERTIES     PRO FORMA            TRUST
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   89,163   $    10,386   $          -       $     99,549
Operation expense reim-
 bursement                     24,604         4,439              -             29,043
Management fees                   734             -              -                734
Interest and other              2,540             -              -              2,540
                           ----------   -----------   ------------       ------------
Total revenue                 117,041        14,825              -            131,866
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       20,010         2,965              -             22,975
Real estate taxes               9,304         1,618              -             10,922
General and administrative      5,212             -              -              5,212
Depreciation and amorti-
 zation                        22,518             -          2,653 <F3>        25,171
                           ----------   -----------   ------------       ------------

Total operating expenses       57,044         4,583          2,653             64,280
                           ----------   -----------   ------------       ------------

Operating income               59,997        10,242         (2,653)            67,586

Interest expense               37,688             -          7,510 <F4>        45,198
                           ----------   -----------   ------------       ------------

Income (loss) before
 minority interest             22,309        10,242        (10,163)            22,388

Minority interest               2,843         1,117         (1,109) <F5>        2,851
                           ----------   -----------   ------------       ------------

Net income (loss)          $   19,466   $     9,125   $     (9,054)      $     19,537 <F6>
                           ==========   ===========   ============       ============

Net income per common
 share - primary                                                         $        .89
                                                                         ============

Weighted average number
 of common shares out-
 standing                                                                      21,838
                                                                         ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                                    -16-

                        LIBERTY PROPERTY TRUST

                          NOTES TO PRO FORMA
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                   (Unaudited, dollars in thousands)

<F1>  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995.

<F2>  Reflects the addition of revenues and certain expenses of the
Acquired Properties required in order to reflect a full year of operations for these acquisitions.

                                                               TOTAL
                                  SECTION A      SECTION B    ACQUIRED
                                 PROPERTIES     PROPERTIES   PROPERTIES
                                 ----------     ----------   ----------
Revenues:

  Rental                         $    6,947     $    3,439   $   10,386

  Operating expense
    reimbursement                     3,818            621        4,439

Certain operating expenses:

  Rental property expenses            2,769            196        2,965
  Real estate taxes                   1,121            497        1,618

<F3>  Reflects depreciation of the Acquired Properties based on asset lives of 40 years.

<F4>  Reflects an increase in interest expense from the assumed borrowings of $106.3 on the line of credit to fund the purchase of the Acquired Properties.

<F5>  Reflects the allocation of the pro forma adjustment to minority interest based upon pro forma minority interest in the Operating
Partnership of approximately 10.91%.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1995 is approximately $20,528 which has been calculated as pro forma income from operations of approximately $19,537 plus GAAP depreciation and amortization of $25,171 less tax basis depreciation and amortization and other tax differences of approximately $24,180.

                                     -17-

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

               PRO FORMA FINANCIAL INFORMATION (UNAUDITED)


The unaudited, pro forma condensed consolidated balance sheet as of September 30, 1996 reflects the incremental effect of the Acquired Properties described in Item 5 as if the acquisitions occurring after September 30, 1996 had occurred on September 30, 1996. The accompanying unaudited, pro forma consolidated statement of operations for the nine months ended September 30, 1996 and the year ended December 31, 1995 reflect the incremental effect of the Acquired Properties, as if such acquisitions had occurred on January 1, 1995. These statements should be read in conjunction with respective consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 1996 and its Annual Report on Form 10-K for the year ended December 31, 1995. In the opinion of management, the unaudited, pro forma consolidated financial information provides for all adjustments necessary to reflect the effects of the Acquired Properties.

These pro forma statements may not necessarily be indicative of the results that would have actually occurred if the acquisition of the Acquired Properties had been in effect on the date indicated, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                    LIBERTY PROPERTY LIMITED PARTNERSHIP

              PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                           (UNAUDITED, IN THOUSANDS)

                                                              LIBERTY
                                                              PROPERTY
                                           ACQUIRED           LIMITED
                             HISTORICAL   PROPERTIES        PARTNERSHIP
                                <F1>         <F2>           CONSOLIDATED
                             ----------   -----------       ------------
ASSETS:
Investment in real estate,
 net                         $  946,789   $    50,069       $   996,858
Cash and cash equivalents         7,973             -             7,973
Deferred financing and
 leasing costs, net              23,745             -            23,745
Other assets                     44,632             -            44,632
                             ----------   -----------       -----------

   Total assets              $1,023,139   $    50,069       $ 1,073,208
                             ==========   ===========       ===========

LIABILITIES:
Mortgage loans               $  203,221   $         -       $   203,221
Subordinated debentures         183,625             -           183,625
Line of credit                  176,618        50,069 <F3>      226,687
Other liabilities                51,001             -            51,001
                             ----------   -----------       -----------

    Total liabilities           614,465        50,069           664,534
                             ----------   -----------       -----------

OWNERS' EQUITY:
General partner's equity        367,275             -           367,275
Limited partners' equity         41,399             -            41,399
                             ----------   -----------       -----------

     Total owners' equity       408,674             -           408,674
                             ----------   -----------       -----------

     Total liabilities and
      owners' equity         $1,023,139   $    50,069       $ 1,073,208
                             ==========   ===========       ===========

The accompanying notes are an integral part of this unaudited, pro forma condensed consolidated financial statement.


                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                            (UNAUDITED AND IN THOUSANDS)
                                                                           LIBERTY
                                                                           PROPERTY
                                         ACQUIRED                          LIMITED
                           HISTORICAL   PROPERTIES     PRO FORMA         PARTNERSHIP
                              <F1>         <F4>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   82,019   $     8,174   $          -       $     90,193
Operation expense reim-
 bursement                     26,463         3,552              -             30,015
Management fees                 1,190             -              -              1,190
Interest and other              3,080             -              -              3,080
                           ----------   -----------   ------------       ------------
Total revenue                 112,752        11,726              -            124,478
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       22,158         2,449              -             24,607
Real estate taxes               8,176         1,325              -              9,501
General and administrative      5,681             -              -              5,681
Depreciation and amorti-
 zation                        20,435             -          1,736 <F5>        22,171
                           ----------   -----------   ------------       ------------

Total operating expenses       56,450         3,774          1,736             61,960
                           ----------   -----------   ------------       ------------

Operating income               56,302         7,952         (1,736)            62,518

Premium on debenture con-
 version                        1,027             -              -              1,027
Interest expense               28,274             -          4,750 <F6>        33,024
                           ----------   -----------   ------------       ------------

Net income (loss)          $   27,001   $     7,952   $     (6,486)      $     28,467 <F8>
                           ==========   ===========   ============       ============

Net income (loss)
  allocated to general
  partner                  $   24,168   $     7,146   $     (5,829)      $     25,485

Net income (loss)
  allocated to limited
  partners                      2,833           806           (657) <F7>        2,982
                           ==========   ===========   ============       ============

The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                                   -20-

                  LIBERTY PROPERTY LIMITED PARTNERSHIP

     NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
         AS OF AND FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (Unaudited, dollars in thousands)

<F1>  Reflects historical financial information of the Company as of
September 30, 1996 and for the nine months ended September 30, 1996.

<F2>  Reflects the cost basis of the properties acquired subsequent to
September 30, 1996.

           PROPERTY                  ACQUISITION DATE          COST
----------------------------------   ----------------       ----------

7248 Industrial Boulevard            November 13, 1996      $   15,759
111 Kelsey Lane                      November 14, 1996           1,780
104 Gaither Drive                    November 20, 1996           1,280
Two Walnut Grove Drive               December 10, 1996          12,500
200, 220 and 240 Gibraltar           N/A            	          18,750
                                                            ----------

                                     Total                  $   50,069
                                                            ==========

<F3>  Represents draws on the Company's line of credit to fund the acquisitions subsequent to September 30, 1996.

<F4>  Reflects the incremental addition of revenues and certain expenses of the Acquired Properties in order to reflect a full nine months of operations for these acquisitions.

                                     NINE MONTHS ENDED
                                     SEPTEMBER 30, 1996
                                 -------------------------
                                                               TOTAL
                                  SECTION A      SECTION B    ACQUIRED
                                 PROPERTIES     PROPERTIES   PROPERTIES
                                 ----------     ----------   ----------
Revenues:

  Rental                         $    5,458     $    2,716   $    8,174

  Operating expense
    reimbursement                     3,066            486        3,552

Certain operating
  expenses:

  Rental property expenses            2,162            287        2,449
  Real estate taxes                     953            372        1,325

                                    -21-

<F5>  Reflects incremental depreciation of the Acquired Properties based on asset lives of 40 years.

<F6>  Reflects an incremental increase in interest expense from the assumed borrowings of $106.3 million on the line of credit to fund the purchase of the Acquired Properties.

<F7>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners based upon pro forma ownership in the Operating Partnership.

<F8>  The Company's pro forma taxable income for the nine month period ended September 30, 1996 is approximately $23,594 which has been calculated as pro forma income from operations of approximately $28,467 plus GAAP depreciation and amortization of $22,171 less tax basis depreciation and amortization and other tax differences of approximately $27,044.


                      LIBERTY PROPERTY LIMITED PARTNERSHIP

                  PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED DECEMBER 31, 1995
                             (UNAUDITED AND IN THOUSANDS)
                                                                          LIBERTY
                                                                          PROPERTY
                                         ACQUIRED                         LIMITED
                           HISTORICAL   PROPERTIES     PRO FORMA         PARTNERSHIP
                              <F1>         <F2>       ADJUSTMENTS        CONSOLIDATED
                           ----------   -----------   ------------       ------------
REVENUE
Rental                     $   89,163   $    10,386   $          -       $     99,549
Operation expense reim-
 bursement                     24,604         4,439              -             29,043
Management fees                   734             -              -                734
Interest and other              2,540             -              -              2,540
                           ----------   -----------   ------------       ------------
Total revenue                 117,041        14,825              -            131,866
                           ----------   -----------   ------------       ------------

OPERATING EXPENSES
Rental property expenses       20,010         2,965              -             22,975
Real estate taxes               9,304         1,618              -             10,922
General and administrative      5,212             -              -              5,212
Depreciation and amorti-
 zation                        22,518             -          2,653 <F3>        25,171
                           ----------   -----------   ------------       ------------

Total operating expenses       57,044         4,583          2,653             64,280
                           ----------   -----------   ------------       ------------

Operating income               59,997        10,242         (2,653)            67,586

Interest expense               37,688             -          7,510 <F4>        45,198
                           ----------   -----------   ------------       ------------


Net income (loss)          $   22,309   $    10,242   $    (10,163)      $     22,388 <F6>
                           ==========   ===========   ============       ============
Net income (loss)
  allocated to general
  partner                  $   19,466   $     9,125   $     (9,054)      $     19,537

Net income (loss)
  allocated to limited
  partners                      2,843         1,117         (1,109) <F5>        2,851
                           ==========   ===========   ============       ============


The accompanying notes are an integral part of this unaudited, proforma consolidated financial statement.

                                  -23-

                LIBERTY PROPERTY LIMITED PARTNERSHIP

                         NOTES TO PRO FORMA
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE YEAR ENDED DECEMBER 31, 1995
                   (Unaudited, dollars in thousands)

<F1>  Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 1995.

<F2>  Reflects the addition of revenues and certain expenses of the
Acquired Properties required in order to reflect a full year of operations for these acquisitions.

                                                               TOTAL
                                  SECTION A      SECTION B    ACQUIRED
                                 PROPERTIES     PROPERTIES   PROPERTIES
                                 ----------     ----------   ----------
Revenues:

  Rental                         $    6,947     $    3,439   $   10,386

  Operating expense
    reimbursement                     3,818            621        4,439

Certain operating expenses:

  Rental property expenses            2,769            196        2,965
  Real estate taxes                   1,121            497        1,618

<F3>  Reflects depreciation of the Acquired Properties based on asset lives of 40 years.

<F4>  Reflects an increase in interest expense from the assumed borrowings of $106.3 on the line of credit to fund the purchase of the Acquired Properties.

<F5>  Reflects the allocation of the pro forma adjustment to the net income allocated to the limited partners, based upon pro forma ownership in the Operating Partnership.

<F6>  The Company's pro forma taxable income for the year ended December
31, 1995 is approximately $25,494 which has been calculated as pro forma income from operations of approximately $22,388 plus GAAP depreciation and amortization of $25,171 less tax basis depreciation and amortization and other tax differences of approximately $22,065.


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LIBERTY PROPERTY TRUST



Dated:  December 19, 1996       BY:  /s/ JOSEPH P. DENNY
                                --------------------------------------
                                NAME:   Joseph P. Denny
                                TITLE:  President


                                LIBERTY PROPERTY LIMITED PARTNERSHIP
                                BY:  LIBERTY PROPERTY TRUST,
                                     SOLE GENERAL PARTNER


Dated:  December 19, 1996       BY:   /s/ JOSEPH P. DENNY
                                --------------------------------------
                                NAME:   Joseph P. Denny
                                TITLE:  President